NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Columbia Overseas Value Fund

Supplement dated December 12, 2024

to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 11, 2024, the Board approved the termination of Columbia Management Investment Advisors, LLC (“Columbia”) as the subadviser to the NVIT Columbia Overseas Value Fund (the “Fund”) and the appointment of Putnam Investment Management, LLC (“Putnam”) as the Fund’s new subadviser, effective on or about January 31, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	All references to, and information regarding, Columbia in the Summary Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT Putnam International Value Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

c.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares	Class II Shares	Class X Shares	Class Y Shares	Class Z Shares
Management Fees(1)	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None	0.25%
Other Expenses	0.25%	0.25%	0.11%	0.10%	0.11%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.00%	1.25%	0.86%	0.85%	1.11%
Fee Waiver/Expense Reimbursement(2)	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	1.24%	0.85%	0.84%	1.10%

(1) “Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective January 31, 2025.

(2) Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.82% until at least April 30, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

d.	The table under the heading “Example” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$101	$317	$551	$1,224
Class II Shares	126	396	685	1,510
Class X Shares	87	273	476	1,060
Class Y Shares	86	270	470	1,048
Class Z Shares	112	352	611	1,351

e.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal conditions, the Fund invests mainly in equity securities (i.e., common stocks) of large and midsize companies outside the United States. The subadviser considers a company to be located outside the United States if the company’s securities trade outside the United States, the company is headquartered or organized outside the United States or the company derives a majority of its revenues or profits outside the United States.

Typically, the Fund invests in developed countries, but may invest in emerging markets. Emerging markets countries typically are developing and low-or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund may have significant investments in one or more countries or in particular sectors.

The Fund focuses on investing in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. If the subadviser is correct and other investors ultimately recognize the value of a company in which the Fund invests, the price of its stock may rise. When deciding whether to buy or sell investments, the subadviser may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The Fund may also use derivatives, such as certain foreign currency transactions, futures, options and swap contracts, for both hedging and non-hedging purposes. The subadviser will typically use foreign currency forward contracts in connection with the Fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the MSCI EAFE Value Index.

f.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is modified to add the following risk:

Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing opportunities for gain. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.

g.	The information under the heading “Portfolio Management – Subadviser” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Putnam Investment Management, LLC

h.	The heading and the table under the heading “Portfolio Management – Portfolio Manager” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Darren A. Jaroch, CFA	Portfolio Manager	Since 2025
Lauren B. DeMore, CFA	Portfolio Manager	Since 2025

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Putnam.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE